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                                EVERGREEN
                             INCOME AND GROWTH
                                   FUND

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                              1997 ANNUAL REPORT


(logo)                        Evergreen Keystone                        (logo)
                                   FUNDS(SM)

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                        EVERGREEN INCOME AND GROWTH FUND
                     (FORMERLY EVERGREEN TOTAL RETURN FUND)
                               TABLE OF CONTENTS
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
                                                  Economic Overview.........................................................     1
(Photo of calculator)                             A Report From Your Portfolio Manager......................................     3
                                                  Results to Date...........................................................     8
                                                  Statement of Investments..................................................     9
                                                  Statement of Assets and Liabilities.......................................    13
                                                  Statement of Operations...................................................    14
                                                  Statement of Changes in Net Assets........................................    15
                                                  Financial Highlights......................................................    16
                                                  Notes to Financial Statements.............................................    18
                                                  Report of Price Waterhouse LLP -- Independent Accountants.................    23
                                                  Trustees and Officers.......................................   Inside Back Cover
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
                        EVERGREEN INCOME AND GROWTH FUND
                     (FORMERLY EVERGREEN TOTAL RETURN FUND)
ECONOMIC OVERVIEW
BY STEPHEN A. LIEBER, CHAIRMAN
EVERGREEN ASSET MANAGEMENT CORP.
   President Clinton's Inaugural Address listed many of       (Photo of
his hopes for the future of our nation. One of these          Stephen A.
hopes, "a nation that balances its budget but never           Lieber)
loses the balance of its values" speaks to a central
theme of the investment markets as we enter 1997. The hope of investors is for sustained healthy growth, with the long-range promise of building a nation economically strong enough to meet the challenges of supporting an increasingly elderly and retired population. Optimism, reflected in consumer surveys and business surveys, is high at the start of the year, as 1996 proved to provide a stronger and better balanced economy than had been widely anticipated at the beginning of the year. Even in the fourth quarter, expectations of a slowdown were not realized, as growth in that period was apparently at about a 3.5% annual rate, up from the 2.1% Gross Domestic Product gain in the third quarter. Industrial output rose at an estimated 0.8% per month in the fourth quarter, while the core inflation rate of the Producers
Price Index, as well as the Consumers Price Index, rose at a rate of only 0.1%
per month. Thus, the core inflation rate was contained at just 2.6% in 1996, down from 3.0% in 1995. From the consumers' point of view, apart from a spurt in food and energy prices at year-end, prices of general merchandise were indicated to be somewhat lowered by a combination of widespread discounting and increased imports, made cheaper by the rise of the dollar.
   A healthy employment situation encouraged the confidence of the American consumer and industry throughout the year. The greatest concern, in contrast to normal uncertainties over employment, was that the slack in the economy was diminishing, so that the cost of labor might be raised and, thus, stimulate inflation. During the summer, the unemployment total was but 5.1% of the work force and, at year-end, had increased very moderately to 5.3%. With manufacturers reluctant to add to staff, hours worked increased by 3.2%. These positive factors did not strain the nation's economic potential because manufacturing capacity was indicated to be increasing month by month, with the year-over-year gain in December, 4.5%. The lack of inflationary pressures was particularly impressive given the extraordinary short-term impacts on purchasing power from the price of oil which rose 40% during the year, and weather-related agricultural developments which increased the price of food. Doubtless adding to demand was the so-called wealth effect, induced by yet another significantly rising stock market, and an ever broader participation by American families in its investments. The wealth effect was manifested in higher year-end demand for luxury goods, whose retailers and vendors often showed outstanding sales results.
   Looking ahead in 1997, there is a widespread expectation that the economy will reflect the improved consumer and industrial sentiment, but that it will have less external stimulus than it had at the beginning of 1996. In contrast with the monetary stimulus provided by last January's reduction in the Federal funds rate, there is virtually no expectation at this time that the Federal
Reserve will soon reduce interest rates, and considerable concern that if the economy sustains its strength, it may well increase rates, thus creating a dragging force on the economy. Improvement in the balance of payments as a stimulus is not expected, as exports are already slowing as a result of the 6%
increase of the dollar in 1996, which, in turn, is bringing in more cheaper imports to compete with American manufacturers. Credit ease for the consumer is not expected after several months of larger-than-normal credit card losses reported by the banking and financial industries. In fact, credit in this consumer area is tightening, with an estimated decline of 15% in the number of credit card solicitations by banks in the fourth quarter, and a more than 40%
increase in credit card write-offs. Finally, borrowing costs are almost one full percent higher than they were a year ago when the Federal Reserve reduced the federal funds rate.
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                        EVERGREEN INCOME AND GROWTH FUND
                     (FORMERLY EVERGREEN TOTAL RETURN FUND)

ECONOMIC OVERVIEW -- (CONTINUED)
   Investors are challenged by the fact that prices of stocks have increased over the past year as corporate profitability rose, and optimism over future profit rates was well sustained. Today's consensus expectations for corporate profits is for an increase of up to 10% in 1997. If price pressures continue from international competition, if domestic productivity and technology drives prices down in many sectors of growing production, as has been the case, and sales volumes grow at single digits or less, these profits expectations are unlikely to be met. In contrast, those companies which produced the products or services which will be the growth leaders of 1997, have high promise of achieving new levels of profitability and sustaining long-term growth trends.
They will be the focus of investment. Companies driving for higher profitability and stronger returns on invested capital through restructuring and reallocation of assets, should become more prominent in the investment spectrum as they enhance their profits outlook through these efficiencies. Another class of promising investments is the specialty business, especially smaller entrepreneurial and innovative ones where growth rates can be enhanced through the synergies of merger and acquisition with larger entities. Given the very strong cash reserves built up through this recent period of high corporate profitability, we anticipate an acceleration of the merger and acquisition drive by large companies looking for broader or new lines of business growth. Many companies which find excess of liquid capital in terms of their near-term business opportunities, may well choose to continue the recent pattern of accelerating corporate stock buy-backs, with the aim of increasing the profits available to continuing shareholders. In summary, there should be powerful forces providing selective opportunities for sustained and important profit gains for many corporations.
   The savings rate of the American people had generally remained modest, but an increasing portion is moving into the equity markets. With the advantages of tax-deferred programs, ranging from IRAs to 401(k)s, and the shift of retirement plans into equity-related programs, the use of mutual funds has become the predominant mode of investment saving for individuals. In a benign environment, such trends could well be expected to continue. Interruptions are only likely to come through major and, often sudden, market adversities caused by unexpected problems in the short run, and in the longer run, only from the recurrence of inflation and significant rises in the income available from fixed income investment alternatives.
   The U.S. economic horizon looks clear and healthy at this time. It may well be further encouraged by a decline in interest rates which could occur if growth remains moderate, inflation well-controlled, and investors gain confidence that cooperation between the Administration and the Congress will address their long-term budget fears. Thus, we can conclude as we did a year ago that, "the real return driven demand in a low inflation environment should support new opportunities in both bonds and equities".
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                        EVERGREEN INCOME AND GROWTH FUND
                     (FORMERLY EVERGREEN TOTAL RETURN FUND)
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A REPORT FROM YOUR
PORTFOLIO MANAGER
NOLA MADDOX FALCONE
   On January 31, 1997, your Fund's name was changed from       (Photo of Nola
Evergreen Total Return Fund to Evergreen Income and Growth       Maddox Falcone)
Fund. We believe this name better reflects the way the Fund is managed. In addition, the Fund was re-categorized into
Lipper's Income Funds group as this category also better
reflects the nature of the Fund and provides a better
comparison with other funds with similar investment
objectives.
   Evergreen Income and Growth Fund seeks to provide a sizable current income flow and competitive long-term growth*. The
Fund's consistent quarterly stream of
dividends, CLASS Y, NO-LOAD SHARES, has provided an annual
payout rate significantly higher than that of the S&P 500
Reinvested Index** for each of the last ten years. This Fund was originally intended to provide an inflation-hedging substitute for bond investing. During the twelve-month period under review, the Fund (Class Y shares) sustained its high and continuous income flow (more than double that of the S&P 500). The Fund
(Class Y shares) has paid a minimum quarterly cash distribution of $.27 per share for each of the last ten years***. The Fund's CLASS A SHARES have paid a minimum quarterly cash distribution of $.258 per share since their inception on
January 3, 1995.
   Securities with dividend increases continued to be a significant factor for the Fund in providing distributable income and support for growth of values.
Over 46% of the common stocks held in the Fund's portfolio at year-end provided dividend increases during the year. For instance, LaSalle Re Holdings Ltd. and
International Business Machines Corp. provided dividend increases of 184% and
40%, respectively. We anticipate a continuation of these trends in the new fiscal year, although we are disappointed that companies are focusing less on the dividend as a reward for investors than on using their cash flow to buy back shares. We would prefer to see a more equitable approach for investors.
Nationally, dividends as a payout of earnings have reached a near-record low of
38.4%.
   The Fund's investments are focused on the market's equity yield sector, which includes convertibles and common stocks with above-average dividend income which, we have observed, tends to act as a buffer against volatility. This is evidenced by the Fund's low beta of .64. Beta is a measure of the market risk of a fund's portfolio, illustrating the volatility of the net asset value per share of a fund as compared with the market as a whole (as measured by S&P 500
Reinvested Index which is assigned a beta of one). A beta of less than one indicates that a fund would fluctuate less than the market and greater than one indicates it would fluctuate more than the market.
   In view of the highly volatile trends in the recent stock market, we have positioned the portfolio in many investments which provide values not necessarily related to market trends. These usually offer defensive qualities in weaker markets.
* THE FUND'S INVESTMENT OBJECTIVE IS TO ACHIEVE A RETURN CONSISTING OF CURRENT
INCOME AND CAPITAL APPRECIATION.
** THE S&P 500 IS AN UNMANAGED INDEX OF COMMON STOCKS IN INDUSTRY,
TRANSPORTATION, FINANCE, AND PUBLIC UTILITIES, DENOTING GENERAL MARKET
PERFORMANCE AS MONITORED BY STANDARD & POOR'S CORP. AN INVESTMENT CAN NOT BE
MADE IN AN INDEX.
*** FIGURES REPRESENT PAST DISTRIBUTIONS WHICH IS NO GUARANTEE OF FUTURE
RESULTS. FOR THE 1997 FISCAL YEAR, THE FUND'S DIVIDEND WAS FUNDED ENTIRELY FROM
NET INVESTMENT INCOME AND DID NOT REPRESENT A RETURN OF CAPITAL TO SHAREHOLDERS.
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                        EVERGREEN INCOME AND GROWTH FUND
                     (FORMERLY EVERGREEN TOTAL RETURN FUND)
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A REPORT FROM YOUR
PORTFOLIO MANAGER -- (CONTINUED)
PORTFOLIO PERFORMANCE
   Evergreen Income and Growth Fund ended its nineteenth fiscal year on January
31, 1997, with a total return, CLASS Y SHARES, of 14.1%+. The Fund's average annual compound return for the period since inception on September 7, 1978, through January 31, 1997, was 14.3%, which means that a $10,000 investment in the Fund would have grown to $116,769 during that time. The Fund's five- and ten-year average annual compound returns ended January 31, were 10.7% and 8.3%
respectively. The twelve-month total return ended January 31, for the Fund's
CLASS A SHARES was 8.4%+. The average annual compound return for the Fund's
Class A shares for the period since their inception on January 3, 1995, through
January 31, 1997, was 15.6%. (Please see page 8 for additional performance information.)
MERGERS AND ACQUISITIONS
   Merger and acquisition candidates are one of the types of investments we use which provide values not necessarily related to market trends. Nationally, mergers and acquisitions continued at a record pace in calendar 1996 -- $659 billion, up 27% from $519 billion in calendar 1995. This is staggering when compared with those of the early 1980's which averaged around $82.5 billion. We have tried to capitalize on this trend by buying undervalued issues that not only have growth potential but are undervalued relative to the acquisition multiples we are seeing offered in consolidating industries. It is often easier for companies to buy growth or create margin improvement from synergistic combinations than build internally. The stock market has given acquiring companies ever more valuable currencies -- their own shares -- with which to pay for acquisitions. Many small- and mid-cap companies have not appreciated in the last two years as much as the S&P 500 or Dow Jones Industrial Average. We also see a relatively restrained antitrust and regulatory environment, in which new industries are open to competition, and consolidation is even sometimes encouraged. And, finally, a need to compete in an intensely competitive world is creating swift strategic changes. Globalization is also having an effect as companies are becoming bigger to compete effectively.
   The largest acquisition gain in the portfolio was 115.8% for our holding in
Citizens Bancorp (held 3 3/4 years). The most recent announcement has been the proposed merger of Long Island Lighting Co. into Brooklyn Union Gas Co. which could result in a sizable gain to the Fund++. Real estate activity also brought merger and acquisition to the portfolio -- South West Property Trust, Inc., was acquired by United Dominion Realty Trust, Inc., for a gain of 22.1% (held two years and seven months) and Simon Property Group has acquired Debartolo Realty
Corp. Tucker Properties Corp. was acquired by Bradley Real Estate, Inc., at a price below our cost. We had purchased shares in Tucker when we calculated that the value of the shares were trading at a significant discount to the net asset value of the actual real estate. Bradley also understood the value of Tucker's real estate and recognized the arbitrage opportunity. We held on to the Bradley shares received, which now have a gain, as cash flow numbers improved with
Bradley's strong management. In the health field, an acquisition offer for FHP
International Corp. was made by PacifiCare Health Systems, Inc. We sold our shares of FHP after the acquisition was announced for a gain to the portfolio of
24.6%. Since inception, the Fund has had a total of 103 completed acquisitions of its holdings with an average gain of 51.8%.

FIGURES REPRESENT PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS
 + PERFORMANCE FIGURES INCLUDE REINVESTMENT OF INCOME DIVIDEND AND CAPITAL GAIN
DISTRIBUTIONS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE. INVESTORS'
SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CLASS
A SHARES ARE SUBJECT TO A MAXIMUM 4.75% FRONT END SALES CHARGE. THE FUND ALSO
OFFERS CLASS B SHARES WHICH ARE SUBJECT TO A MAXIMUM 5% CONTINGENT DEFERRED
SALES CHARGE, AND CLASS C SHARES WHICH ARE SUBJECT TO A 1% CONTINGENT DEFERRED
SALES CHARGE WITHIN THE FIRST YEAR OF PURCHASE. PERFORMANCE FOR THESE CLASSES OF
SHARES MAY BE DIFFERENT.
++ SHOULD THIS ACQUISITION NOT BE COMPLETED, THE FUND MAY BE NEGATIVELY
IMPACTED.
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                        EVERGREEN INCOME AND GROWTH FUND
                     (FORMERLY EVERGREEN TOTAL RETURN FUND)
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A REPORT FROM YOUR
PORTFOLIO MANAGER -- (CONTINUED)
SECTOR PERFORMANCE
   Healthcare was the best performing sector for the portfolio during our fiscal year, led by strong gains in Warner-Lambert Co., 76.5%; followed by ADAC
Laboratories, 75.2%. We also had strong gains in Zeneca Group Plc., ADR 44.7%;
Bristol-Myers Squibb Co., 43.5%; and Schering-Plough Corp., 39.2%. This was a
year when the market rewarded companies with reliable earnings growth driven by strong pharmaceutical products and a pipeline of new products, and operational improvements. The growth of HMO's seemed to prompt strong growth in pharmaceutical sales and earnings in the past year as drugs are increasingly viewed as a cost-effective way to treat disease.
   Banks and thrifts were the second and third best performing groups, respectively, in the portfolio during the fiscal year. Gains included 49.0% on our shares of One Valley Bancorp of West Virginia, Inc.; 47.5% in People's
Savings Financial Corp.; 42.7% in Deposit Guaranty Corp.; and 38.2% in First of
America Bank Corp. As many of the financial stocks moved up, we were prompted to take profits and redirect the monies into other issues that appeared to offer better values. Gains were realized on the sales of our shares of Firstar Corp.
convertible preferred, 117.2% and Jefferson Bankshares, Inc., 62.8%, (each held four years and eight months); Barnett Banks, Inc., 57.4% (held two years, eleven months); Second Bancorp Inc., 54.9%, (held three years, eight months); and
Bankers Trust New York Corp., 34.5% (held one year, three months). We have diversified the bank and thrift portfolio across the U.S. so that the Fund may benefit from the consolidating trends in the industry and to help protect the portfolio against the effects of economic slowdown in any one area, with a concentration primarily in small- to mid-size regional banks.
   Performance was also helped by our focus on technology issues where we could find income yields. Our interest has been created by the rapid growth patterns that we are seeing in personal computer demand, Internet activity, Intranet activity by corporations, and telecommunications strategies which are combining the use of computers and telephony (telephone services and equipment for voice and data transmission). We believe the key in technology investing is keeping an eye on value. Good technology stocks or convertibles remind us of bouncing balls that often are moving in an upward trajectory pattern. We try to seize those opportunities where technology securities are at temporary moments of weakness but still have long-term growth prospects. We benefited strongly from our position in International Business Machines Corp., +58.2% since our initial purchase in June 1996; Pitney Bowes, Inc., and National Semiconductor Corp. In
our quest for participation in technology together with income yield, we added convertibles of Adaptec, Inc. 4 3/4% convertible bonds due 2/1/04; Altera Corp.
convertible debentures 5 3/4% due 6/15/02; HMT Technology Corp. 5 3/4%
convertible debentures due 1/15/04; and SCI Systems, Inc., 5% convertible debentures due 5/1/06.
   Restructuring stocks again proved profitable to us this year; ranging from a gain of 38.7% from the sale of our shares of Lindberg Corp., 34.5% from the sale of our shares of Bankers Trust New York Corp., and 33.3% from a partial sale of our International Business Machines Corp. holding. Earlier in the year we realized a gain of 23.8% in Westinghouse Electric Corp., which has been in the process of extensive restructuring.
   International stocks also provided gains+++. We have made a significant investment in Australian banks with a net positive result for the portfolio. The
Australian economy is improving and interest rates are
+++ INTERNATIONAL INVESTING MAY INVOLVE CERTAIN ADDITIONAL RISKS SUCH AS
CURRENCY FLUCTUATIONS, ECONOMIC AND POLITICAL INSTABILITY, AND DIFFERENCES IN
ACCOUNTING STANDARDS.
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                        EVERGREEN INCOME AND GROWTH FUND
                     (FORMERLY EVERGREEN TOTAL RETURN FUND)
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A REPORT FROM YOUR
PORTFOLIO MANAGER -- (CONTINUED)
declining in an environment where deregulation is pending to allow takeovers of
Australian banks by other Australian or foreign enterprises. Purchases include
Commonwealth Bank of Australia installment receipts, National Australia Bank
Ltd., Westpac Banking Corp. Ltd., and Australia and New Zealand Banking Group,
Ltd. We have also bought a group of U.K. issues, including Tomkins Plc. ADR and
Imperial Chemical Industries, which we believe should benefit from their restructuring efforts.
   Globally, the utility industries are changing at a very rapid pace. Some utilities are being privatized by the countries in which they are located and other non-U.S. utilities are being acquired by U.S. companies. We have had outstanding results in a number of these issues including Portugal Telecom S.A.
ADS and Scottish Power Plc. ADR. We wrote covered call options on Telecom
Argentina Stet-France Telecom S.A. for a gain of over $600,000 for the portfolio.
   We believe that in an ebullient market it is important to take gains when issues become fully valued and re-deploy the money to undervalued issues. A gain of 79.3% was taken in a partial sale of our Zeneca Group Plc. holdings (held one year, ten months). We sold our shares of Comsat Corp. for a gain of 29.4% and
Rhone-Poulenc S.A. for 17.9% (each was held only one month). We were able to take profits in short-term holdings of the convertibles of Seagate Technology,
Inc., Altera Corp., and 3Com Corp., of approximately 29% in each issue.
   In the convertibles, we had mixed results. While we had good results in the energy group from the convertibles of Key Energy Group, Inc., Offshore
Logistics, Inc., Swift Energy, and Callon Petroleum Co., we were disappointed in a number of the convertibles which underperformed the market, some such as
Beverly Enterprises, Inc., Westinghouse Electric Corp., Maxxim Medical, Inc.,
and Philippine Long Distance Telephone Co. Our largest realized dollar loss was from the sale of T.C.I. Communications convertible preferreds, (-26.1%, held 9 months) which we sold when we realized management was having difficulty meeting earnings goals.
   There currently is a cloud over the electric and telephone utility stocks because of the uncertainty attached to deregulation and increased competition within both industries. Generally, investors have been apprehensive about political and regulatory uncertainties which could impact shareholders'
interests. For the twelve-month period ended January 31, 1997, the S&P Utility
Average# was down 2.5% as compared with a 26.3% gain for the S&P 500. While the utility group accounted for a substantial part of the shortfall in the performance of the Fund versus the S&P 500, the above-average income level of the Fund continues to be supported, however, by our utility holdings. We have had some success in a number of utility issues such as Portland General Corp., up as a result of their announced merger with Enron Corp., and takeover candidate TNP Enterprises, Inc. which is up 24.2%. Moreover, several of our other utility holdings are issues that may become takeover candidates as the industry continues through its consolidation trend. The balance of the Fund's utility holdings are considered to be "value timing" opportunities which were purchased at prices where the stock appeared to be undervalued. In the telephone utility industry we have capital appreciation in U.S. West, Inc., which we think is a possible merger or acquisition candidate. U.S. West, Inc. also displays better-than-average customer growth, one of the promising features of the stock.
The remaining domestic telephone issues have been weak in the recent past due to continued uncertainties about increased competition in the $95 billion local telecommunications market. For instance, we experienced an unrealized loss of
15% on our Frontier Corp. purchases (since April 1996), and a unrealized loss of
15% on Southern New England Telecommunications holding (for the fiscal year).
Both of these holdings we consider takeover candidates.

# AN UNMANAGED INDEX OF SELECTED SECURITIES WITHIN THE UTILITY INDUSTRY.
6

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                        EVERGREEN INCOME AND GROWTH FUND
                     (FORMERLY EVERGREEN TOTAL RETURN FUND)
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A REPORT FROM YOUR
PORTFOLIO MANAGER -- (CONTINUED)
   On balance we had appreciation in our gas utilities, but at a lesser percentage increase than the major market indexes. Again, most of these issues we are holding are companies that have strong operating stories, high yield, and prospects for merger or acquisition.
OUTLOOK
   The economy is still growing moderately with a low inflation outlook. We have had an ebullient stock market fueled largely by the inflows from mutual funds and 401(k) plans. This has been a narrow base move, though, with a few large capitalization company stocks accounting for a large percentage of the increase in the S&P 500, the Dow Jones Industrial Average, and the NASDAQ OTC Composite.
We are still seeing very good value among the small and medium-cap companies, many of which have very attractive price-to cash-flow and price-to-earnings ratios. Some of these issues are in consolidating industries. We also are continuing to see restructuring domestically but increasingly more abroad.
   We believe our policy of investing in strong dividend-paying stocks, particularly ones with increasing dividends, should help to produce a lower level of volatility on the downside for the Fund should the market pullback. At this writing, we are not anticipating a major pullback, but we are well positioned if such an event should occur.
   We have a very strong group of analysts who work as a team helping to develop ideas for the Fund. Our analysts are focused on helping the Fund sustain its long-term record of capital appreciation and maintain its stable income flow.
With a higher than typical income yield from our holdings, the Fund's performance has been highly correlated to the trends of interest rates. But, we have increasingly sought other forms of investing such as growth convertibles, merger and acquisition candidates, and "value timing" opportunities to seek and improve the capital appreciation prospects for the Fund.
   We thank you for your support as shareholders.
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                        EVERGREEN INCOME AND GROWTH FUND
                     (FORMERLY EVERGREEN TOTAL RETURN FUND)
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RESULTS TO DATE
PERFORMANCE OF $10,000 INVESTED IN THE
EVERGREEN INCOME AND GROWTH FUND
     The graphs below compare a $10,000 investment in the Evergreen Income and
Growth Fund (Class A, Class B, Class C and Class Y Shares) with a similar investment in the Wilshire 5000 Index and Lipper Income Funds Average.

                              CLASS A
                     1-YEAR TOTAL RETURN=8.4%
                       AVERAGE ANNUAL COMPOUND
                     RETURN SINCE INCEPTION=15.6%

(Line graph appears here with the following plot points.)

                                1/3/95*   7/31/95   1/31/96   7/31/96   1/31/97
EVERGREEN INCOME AND GROWTH FUND  (PLEASE FILL IN PLOT POINTS)
WILSHIRE 5000 INDEX
LIPPER INCOME FUNDS AVERAGE

                              CLASS B
                     1-YEAR TOTAL RETURN=8.0%
                       AVERAGE ANNUAL COMPOUND
                     RETURN SINCE INCEPTION=16.2%

(Line graph appears here with the following plot points.)

                                1/3/95*   7/31/95   1/31/96   7/31/96   1/31/97
EVERGREEN INCOME AND GROWTH FUND  (PLEASE FILL IN PLOT POINTS)
WILSHIRE 5000 INDEX
LIPPER INCOME FUNDS AVERAGE


                              CLASS C
                     1-YEAR TOTAL RETURN=11.9%
                       AVERAGE ANNUAL COMPOUND
                     RETURN SINCE INCEPTION=17.4%

(Line graph appears here with the following plot points.)

                                1/3/95*   7/31/95   1/31/96   7/31/96   1/31/97

EVERGREEN INCOME AND GROWTH FUND  (PLEASE FILL IN PLOT POINTS)
WILSHIRE 5000 INDEX
LIPPER INCOME FUNDS AVERAGE


                              CLASS Y
                     1-YEAR TOTAL RETURN=14.1%
                   AVERAGE ANNUAL COMPOUND RETURN:
                             5-YEAR=10.7%
                            10-YEAR=8.3%

(Line graph appears here with the following plot points.)


                                      1/31/87  1/31/88  1/31/89 1/31/96 1/31/97
EVERGREEN INCOME AND GROWTH FUND  (PLEASE FILL IN PLOT POINTS)
WILSHIRE 5000 INDEX
LIPPER INCOME FUNDS AVERAGE

* Commencement of class operations.

 PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE RESULTS. MUTUAL FUNDS
         ARE NOT OBLIGATIONS OF, OR GUARANTEED BY, ANY BANK AND ARE NOT
                            FEDERALLY INSURED.

     For the purposes of the graphs and the accompanying tables, it has been assumed that (a) the maximum sales charge of 4.75% was deducted from the initial
$10,000 investment in Class A Shares; (b) the maximum applicable contingent deferred sales charge was deducted from the value of the investment in Class B and Class C Shares, assuming full redemption on January 31, 1997; (c) all recurring fees (including investment advisory fees), net of fee waivers and reimbursements, were deducted; and (d) all dividends and distributions were reinvested.
     The Wilshire 5000 Index is unmanaged and includes the reinvestment of income, but does not reflect the payment of transaction costs and advisory fees associated with an investment in the Fund.
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                        EVERGREEN INCOME AND GROWTH FUND
                     (FORMERLY EVERGREEN TOTAL RETURN FUND)
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                            STATEMENT OF INVESTMENTS
                                JANUARY 31, 1997
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
 SHARES                                                       VALUE
COMMON STOCKS -- 71.5%
                     BANKS -- 13.0%
   11,900            AmSouth Bancorp...................... $    612,850
2,000,000            Australian & New Zealand Banking
                     Group, Ltd...........................   12,265,446
  142,000            BancorpSouth, Inc....................    3,869,500
  192,500         +  CB Bancshares, Inc...................    5,390,000
   24,850            CCB Financial Corp...................    1,615,250
1,908,000            Commonwealth Bank of Australia.......   12,370,709
   86,840            Crestar Financial Corp...............    2,995,980
   80,000            Deposit Guaranty Corp................    2,510,000
   70,606            F&M National Corp....................    1,403,294
   56,000            First Essex Bancorp, Inc.............      770,000
    2,000            First of America Bank Corp...........      119,000
   20,000            First Tennessee National Corp........      810,000
   80,500            First Virginia Banks, Inc............    4,186,000
    7,500            Firstbank of Illinois Co.............      264,375
   79,100            FirstMerit Corp......................    2,946,475
   33,551            Hudson Chartered Bancorp, Inc........      910,074
  141,960            Interchange Financial Services
                     Corp.................................    3,974,880
  120,000            Jacksonville Bancorp, Inc............    1,725,000
  203,251            Jefferson Bankshares, Inc............    5,818,060
  175,900            Magna Group, Inc.....................    5,211,038
   12,000            Mercantile Bancorporation, Inc.......      639,000
  369,000            National Australia Bank, Ltd.........   22,416,750
  274,537            ONBANCorp, Inc.......................   10,226,503
   12,500            One Valley Bancorp of West Virginia,
                     Inc..................................      465,625
   39,627            Second Bancorp, Inc..................    1,307,691
   49,500            Susquehanna Bancshares, Inc..........    1,744,875
    3,500            United Bankshares, Inc...............      116,375
  107,320            USBancorp, Inc.......................    4,829,400
1,000,000            Westpac Banking Corp., Ltd...........    5,720,824
                                                            117,234,974
                     BUSINESS EQUIPMENT & SERVICES -- 1.9%
  110,000            International Business Machines
                     Corp.................................   17,297,500
                     CHEMICAL & AGRICULTURAL
                     PRODUCTS -- 1.5%
   40,000            Dow Chemical Co. (The)...............    3,085,000
  100,000            Du Pont (E. I.) de Nemours...........   10,962,500
                                                             14,047,500
                     CONSUMER PRODUCTS & SERVICES -- 1.0%
  148,600            International Flavors &
                     Fragrances, Inc......................    6,594,125
  150,640            Knape & Vogt Manufacturing Co........    2,636,200
                                                              9,230,325
 SHARES                                                       VALUE
                     DIVERSIFIED COMPANIES -- 2.7%
2,760,700            Hanson Plc, ADR...................... $ 20,705,250
   45,000            Tenneco, Inc.........................    1,800,000
  124,800            Tomkins Plc, ADR.....................    2,262,000
                                                             24,767,250
                     ELECTRICAL EQUIPMENT &
                     SERVICES -- .8%
  148,800            Thomas & Betts Corp..................    6,975,000
                     ENERGY -- 3.6%
  190,500            Enron Global Power
                     & Pipelines LLC......................    5,715,000
  106,200            Equitable Resources, Inc.............    3,451,500
   48,850            Northwest Natural Gas Co.............    1,221,250
  655,400            Occidental Petroleum Corp............   16,712,700
  156,600            Peoples Energy Corp..................    5,206,950
                                                             32,307,400
                     FINANCE & INSURANCE -- 2.2%
  200,000            GCR Holdings, Ltd....................    4,675,000
  100,000            LaSalle Re Holdings, Ltd.............    2,706,250
   13,400            Marsh & McLennan Co., Inc............    1,443,850
  208,800            Ohio Casualty Corp...................    7,777,800
   71,600            Provident Co., Inc...................    3,517,350
                                                             20,120,250
                     FOOD & BEVERAGE PRODUCTS -- .4%
  152,800            Sbarro, Inc..........................    3,915,500
                     FOREST PRODUCTS -- .3%
   60,000            Union Camp Corp......................    2,842,500
                     HEALTHCARE PRODUCTS &
                     SERVICES -- 3.2%
  328,000            ADAC Laboratories....................    8,159,000
   25,000            American Home Products Corp..........    1,584,375
   54,700            Bristol-Myers Squibb Co..............    6,946,900
   15,000            Schering-Plough Corp.................    1,134,375
   72,500            Shared Medical System Corp...........    3,421,094
   87,200            Warner-Lambert Co....................    7,019,600
    3,900            Zeneca Group Plc, ADR................      336,375
                                                             28,601,719
                     INDUSTRIAL SPECIALTY PRODUCTS &
                     SERVICES -- 1.8%
   70,000            BW/IP, Inc...........................    1,181,250
   97,000            Cooper Industries, Inc...............    4,183,125
  377,500            McDermott International, Inc.........    6,889,375
   71,900            Timken Co. (The).....................    3,702,850
                                                             15,956,600

                                                                               9

                        EVERGREEN INCOME AND GROWTH FUND
                     (FORMERLY EVERGREEN TOTAL RETURN FUND)
(Photo of calculator)
                    STATEMENT OF INVESTMENTS -- (CONTINUED)
                                JANUARY 31, 1997

 SHARES                                                       VALUE
COMMON STOCKS -- CONTINUED
                     INFORMATION SERVICES &
                     TECHNOLOGY -- .2%
   76,499         *  National Semiconductor Corp.......... $  2,122,847
                     METAL PRODUCTS & SERVICES -- .4%
  113,100            Carpenter Technology Corp............    4,071,600
                     OFFICE EQUIPMENT & SUPPLIES -- .0%(A)
    3,400            Pitney Bowes, Inc....................      195,925
                     PUBLISHING, BROADCASTING &
                     ENTERTAINMENT -- .3%
   64,000            Reader's Digest Assn., Inc. (The)....    2,472,000
                     REAL ESTATE INVESTMENT TRUSTS -- 6.2%
  250,184            Bradley Real Estate, Inc.............    4,628,404
  155,000            Burnham Pacific Properties, Inc......    2,286,250
   89,700            CarrAmerica Realty Corp..............    2,612,512
  257,200            Columbus Realty Trust................    5,658,400
  120,000            Crown American Realty Trust..........      960,000
    9,000            Evans Withycombe Residential, Inc....      189,000
   57,000            Gables Residential Trust.............    1,517,625
   11,087         *  Homestead Village Properties, Inc....      207,881
    7,438         *  Homestead Village Properties, Inc.
                     Warrants Expire 10/29/97.............       66,942
  484,512            Horizon Group, Inc...................    8,236,704
  611,700         +  Kranzco Realty Trust.................    9,940,125
   50,400            Patriot American Hospitality, Inc....    2,368,800
  139,500            Post Property, Inc...................    5,789,250
   95,000            Prentiss Properties Trust............    2,553,125
  100,000            Security Capital Atlantic, Inc.......    2,525,000
  170,000            Sunstone Hotel Investors, Inc........    2,273,750
  255,658            United Dominion Realty Trust, Inc....    3,962,699
                                                             55,776,467
                     RETAILING & WHOLESALE -- 1.1%
  200,000            Mercantile Stores Co., Inc...........    9,800,000
                     TELECOMMUNICATION SERVICES &
                     EQUIPMENT -- .8%
    5,000            Portugal Telecom SA, ADS.............      171,250
   30,400            Telecom Corp. Of New Zealand Ltd.,
                     ADS..................................    2,458,600
  220,000            Telefonica del Peru SA, ADS..........    4,757,500
                                                              7,387,350
                     THRIFT INSTITUTIONS -- .6%
   82,782            CFX Corp.............................    1,469,380
   30,800            Eagle Financial Corp.................      893,200
   99,000         +  People's Savings Financial Corp.
                     (Ct.)................................    2,920,500
 SHARES                                                       VALUE
            THRIFT INSTITUTIONS -- CONTINUED
    7,755            Washington Federal, Inc.............. $    201,630
                                                              5,484,710
                     UTILITIES -- ELECTRIC -- 21.0%
      265            Eastern Utilities Assocociates.......        5,002
  497,200            Enova Corp...........................   11,124,850
  255,200            Florida Progress Corp................    7,911,200
  239,000            FPL Group, Inc.......................   10,575,750
1,049,000            Houston Industries., Inc.............   23,733,625
   25,000            LG & E Energy Corp...................      606,250
1,177,100            Long Island Lighting Co..............   26,779,025
  175,800            Northern State Power Corp............    8,108,775
  400,000            Portland General Corp................   15,700,000
  120,200            Potomac Electric Power Co............    2,974,950
  421,500            PP&L Resources, Inc..................    9,536,438
  835,000            Public Service Enterprise
                     Group, Inc...........................   22,858,125
1,150,000            Scottish Power Plc, ADR..............    6,909,950
  101,300            Texas Utilities Co...................    4,102,650
  404,000            TNP Enterprises, Inc.................   11,110,000
1,000,000            UtiliCorp United, Inc................   27,625,000
                                                            189,661,590
                     UTILITIES -- GAS -- .9%
   37,900            Chesapeake Utilities Corp............      658,513
   77,100            CMS Energy Corp......................    1,513,087
  200,800            New Jersey Resources Corp............    5,998,900
   10,000            South Jersey Industry, Inc...........      237,500
    8,300            Yankee Energy System, Inc............      186,750
                                                              8,594,750
                     UTILITIES -- TELEPHONE -- 4.4%
  591,800            Frontier Corp........................   12,945,625
  200,000         *  Nortel Inversora SA..................    9,300,000
  100,000            NYNEX Corp...........................    5,062,500
  159,400            Southern New England
                     Telecommunications Corp..............    5,937,650
  187,400            U.S. West Communications
                     Group, Inc...........................    6,160,775
                                                             39,406,550
                     UTILITIES -- WATER -- .6%
  500,000            South West Water Plc, ADR............    5,402,780
                     OTHER SECURITIES -- 2.6%.............   23,196,416
                     TOTAL COMMON STOCKS
                     (COST $ 591,411,864).................  646,869,503

10

                        EVERGREEN INCOME AND GROWTH FUND
                     (FORMERLY EVERGREEN TOTAL RETURN FUND)
(Photo of calculator)
                    STATEMENT OF INVESTMENTS -- (CONTINUED)
                                JANUARY 31, 1997

 SHARES                                                       VALUE
CONVERTIBLE PREFERRED STOCKS -- 20.7%
                     CHEMICAL & AGRICULTURAL
                     PRODUCTS -- 1.7%
  655,700            Atlantic Richfield Co.
                     9.00%, DECS.......................... $ 15,081,100
                     COMMUNICATION SYSTEMS &
                     SERVICES -- 2.1%
  700,000            AirTouch Communications
                     6.00%................................   19,425,000
                     CONSUMER PRODUCTS &
                     SERVICES -- 1.2%
  175,000            Corning, Inc.
                     6.00%, MIPS..........................   10,718,750
                     ELECTRICAL EQUIPMENT & SERVICES --
                     1.1%
  600,000            Westinghouse Electric Corp.
                     $1.30, Series C, 144A, PEPS..........   10,050,000
                     ENERGY -- 2.0%
   50,000            Callon Petroleum Co.
                     8.50% Series A.......................    2,225,000
   48,000            Nuevo Financing I
                     5.75%, Series A, TECONS..............    2,634,000
   25,000            Parker & Parsley Capital, LLC
                     6.25%, 144A, MIPS....................    1,612,500
  935,000            Santa Fe Energy Resources, Inc.
                     8.25%, DECS..........................   11,921,250
                                                             18,392,750
                     FINANCE & INSURANCE -- 2.5%
  100,000            Aetna, Inc.6.25%, Series C...........    7,825,000
    5,000            Allstate Corp. (The)
                     6.76%, 1998, DECS....................      222,500
  259,600            American General Corp.
                     $3.00, Series A, MIPS................   14,180,650
                                                             22,228,150
                     FOOD & BEVERAGE PRODUCTS -- 3.3%
  565,000            Wendys Financing I
                     5.00%, TECONS........................   30,227,500
                     METAL PRODUCTS & SERVICES -- 2.2%
                     Freeport McMoRan Copper
                     & Gold, Inc.
  275,601            5.00%, EDS, Series A.................    5,825,400
  212,800            7.00%, EDS...........................    7,544,578
  120,000            Timet Capital Trust I
                     6.625%, 144A, BUCS...................    6,120,000
                                                             19,489,978
 SHARES                                                       VALUE
                     PUBLISHING, BROADCASTING &
                     ENTERTAINMENT -- .3%
   88,000            AMC Entertainment, Inc.
                     $1.75................................ $  2,596,000
                     REAL ESTATE -- .4%
  172,700            Wellsford Residential Property Trust
                     7.00%, Series A......................    3,993,688
                     UTILITIES -- 3.9%
   52,400            Enron Corp.
                     6.25%, ACES..........................    1,165,900
  199,400            MCN Corp.
                     8.75%, PRIDES........................    5,882,300
  321,000            Philippine Long Distance Telephone
                     Co., 7.00%, Series III GDS...........   17,655,000
  298,300            Sprint Corp.
                     8.25%, DECS..........................   10,403,212
                                                             35,106,412
                     TOTAL CONVERTIBLE PREFERRED STOCKS
                     (COST $187,626,917)..................  187,309,328

PRINCIPAL
  AMOUNT
CONVERTIBLE DEBENTURES -- 6.1%
                      BANKS -- .2%
$1,500,000            Magna Group, Inc.
                      8.75%, 11/1/98.....................    1,635,000
                      ELECTRICAL EQUIPMENT &
                      SERVICES -- 1.2%
 1,500,000            Adaptec, Inc.
                      4.75%, 2/1/04......................    1,631,250
 5,500,000            HMT Technology Corp.
                      5.75%, 1/15/04.....................    5,960,900
 2,500,000            Sci Systems, Inc.
                      5.00%, 5/1/06......................    3,412,500
                                                            11,004,650
                      ENERGY -- 1.2%
 2,500,000            Key Energy Group, Inc.
                      7.50%, 7/1/03......................    3,775,000
 1,000,000            Nabors Industries, Inc.
                      5.00%, 5/15/06.....................    1,232,500
 3,775,000            Offshore Logistics, Inc.
                      6.00%, 12/15/03....................    4,270,658
 1,500,000            Swift Energy Co.
                      6.25%, 11/15/06....................    1,867,500
                                                            11,145,658

                                                                              11

                        EVERGREEN INCOME AND GROWTH FUND
                     (FORMERLY EVERGREEN TOTAL RETURN FUND)
(Photo of calculator)
                    STATEMENT OF INVESTMENTS -- (CONTINUED)
                                JANUARY 31, 1997

PRINCIPAL
  AMOUNT                                                     VALUE
CONVERTIBLE DEBENTURES -- CONTINUED
                      FINANCE & INSURANCE -- .5%
$   65,000            Merrill Lynch & Co., Inc. STRYPES
                      7.25%, 6/15/99 (Exchangeable
                      for SunAmerica, Inc. common
                      stock)............................. $  4,241,250
                      HEALTHCARE PRODUCTS &
                      SERVICES -- 1.3%
                      Beverly Enterprises, Inc.
 8,220,000            5.50%, 8/1/18......................    9,206,400
 1,335,000            7.625%, 3/15/03....................    1,345,012
 1,369,000            Maxxim Medical, Inc.
                      6.75%, 3/1/03......................    1,375,845
                                                            11,927,257
                      INDUSTRIAL SPECIALTY PRODUCTS &
                      SERVICES -- .5%
 3,500,000            Magna International, Inc.
                      5.00%, 10/15/02....................    4,099,550
   500,000            Robbins & Myers, Inc.
                      6.50%, 9/1/03......................      595,000
                                                             4,694,550
                      METAL PRODUCTS & SERVICES -- 1.0%
 5,000,000            Altera Corp.
                      5.75%, 6/15/02.....................    8,975,000
                      PUBLISHING, BROADCASTING &
                      ENTERTAINMENT -- .2%
    55,000            Merrill Lynch & Co., Inc. STRYPES
                      6.00%, 6/1/99 (Exchangeable
                      for Cox Communications, Inc.
                      common stock)......................    1,175,625
                      TOTAL CONVERTIBLE DEBENTURES
                      (COST $50,238,893).................   54,798,990
U.S. GOVERNMENT & AGENCY
OBLIGATIONS -- .8%
                      COMMERCIAL PAPER -- .8%
 7,000,000            Federal Farm Credit Bank
                      5.26%, 2/26/97
                      (COST $6,974,431)..................    6,974,431

                      TOTAL INVESTMENTS --
                      (COST $836,252,105).........  99.1%   895,952,252
                      OTHER ASSETS AND
                      LIABILITIES -- NET..........    .9      8,290,186
                      NET ASSETS.................. 100.0%  $904,242,438

 * Non-income producing.
(a) Less than one tenth of one percent.
 + Investment in non-controlled affiliates-holding over 5% of outstanding voting securities. During the year ended January 31, 1997, the Fund recognized $1,514,804 in dividend income from these investments.
The following abbreviations are used in this portfolio:
ACES -- Automatically Convertible Equity Securities.
ADR -- American Depositary Receipts.
ADS -- American Depositary Shares.
BUCS -- Beneficial Unsecured Convertible Securities.
DECS -- Dividend Enhanced Convertible Stock.
EDS -- Exchangeable Depositary Shares.
GDS -- Global Depositary Shares.
MIPS -- Monthly Income Preferred Shares.
PEPS -- Participating Equity Preferred Shares.
PRIDES -- Preferred Redeemable Increased Dividend Equity Securities.
STRYPES -- Structured Yield Product Exchangeable for Stock.
TECONS -- Term Convertible Shares.
Rule 144A securities are restricted as to resale to qualified institutional investors
See accompanying notes to financial statements.
12

                        EVERGREEN INCOME AND GROWTH FUND
                     (FORMERLY EVERGREEN TOTAL RETURN FUND)
(Photo of calculator)
                      STATEMENT OF ASSETS AND LIABILITIES
                                JANUARY 31, 1997

ASSETS:
   Investments at value (identified cost $836,252,105)...........................................................  $895,952,252
   Foreign currencies at value (identified cost $130,807)........................................................       129,709
   Cash..........................................................................................................       820,738
   Receivable for investments sold...............................................................................     9,697,692
   Dividends and interest receivable.............................................................................     2,804,753
   Receivable for Fund shares sold...............................................................................       303,777
   Prepaid expenses..............................................................................................        13,508
         Total assets............................................................................................   909,722,429
LIABILITIES:
   Payable for investments purchased.............................................................................     3,500,000
   Accrued advisory fee..........................................................................................       719,498
   Payable for Fund shares repurchased...........................................................................       627,104
   Accrued expenses..............................................................................................       601,280
   Distribution fee payable......................................................................................        32,109
         Total liabilities.......................................................................................     5,479,991
NET ASSETS.......................................................................................................  $904,242,438
NET ASSETS CONSIST OF:
   Paid-in capital...............................................................................................  $845,075,615
   Undistributed net investment income...........................................................................     1,321,369
   Accumulated net realized loss on investment and foreign currency transactions.................................    (1,848,556)
   Net unrealized appreciation of investments and foreign currencies.............................................    59,694,010
         Net assets..............................................................................................  $904,242,438
CALCULATION OF NET ASSET VALUE AND MAXIMUM OFFERING PRICE PER SHARE:
   Class A Shares ($9,678,253 444,225 shares of beneficial interest outstanding).................................  $      21.79
   Sales charge -- 4.75% of offering price.......................................................................          1.09
         Maximum offering price..................................................................................  $      22.88
   Class B Shares ($35,323,484/1,628,497 shares of beneficial interest outstanding)..............................  $      21.69
   Class C Shares ($982,384/45,290 shares of beneficial interest outstanding)....................................  $      21.69
   Class Y Shares ($858,258,317/39,346,425 shares of beneficial interest outstanding)............................  $      21.81

See accompanying notes to financial statements.
                                                                              13

                        EVERGREEN INCOME AND GROWTH FUND
                     (FORMERLY EVERGREEN TOTAL RETURN FUND)
(Photo of calculator)
                            STATEMENT OF OPERATIONS
                          YEAR ENDED JANUARY 31, 1997

INVESTMENT INCOME:
   Income:
      Dividends (net of foreign withholding taxes of $1,278,418)...............................                $ 53,144,164
      Interest.................................................................................                   3,845,707
         Total investment income...............................................................                  56,989,871
EXPENSES:
      Advisory fee.............................................................................  $ 8,823,541
      Distribution fee -- Class A Shares.......................................................       18,106
      Distribution fee -- Class B Shares.......................................................      189,323
      Shareholder services fee -- Class B Shares...............................................       63,108
      Distribution fee -- Class C Shares.......................................................        6,382
      Shareholder services fee -- Class C Shares...............................................        2,127
      Transfer agent fee.......................................................................      871,200
      Reports and notices to shareholders......................................................      383,131
      Custodian fee............................................................................      289,300
      Registration and filing fees.............................................................      101,620
      Insurance................................................................................       54,655
      Trustees' fees and expenses..............................................................       49,710
      Professional fees........................................................................       32,629
      Miscellaneous............................................................................       33,481
         Total operating expenses..............................................................   10,918,313
      Interest expense.........................................................................      220,252
            Net expenses.......................................................................                  11,138,565
Net investment income..........................................................................                  45,851,306
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS, FOREIGN CURRENCIES AND COVERED CALL OPTIONS:
   Net realized gain on:
      Investment transactions..................................................................                  27,747,824
      Foreign currency transactions............................................................                      84,342
      Covered call options.....................................................................                     784,954
                                                                                                                 28,617,120
   Net change in unrealized appreciation (depreciation) of:
      Investments..............................................................................                  43,509,351
      Foreign currency transactions............................................................                      (1,098)
                                                                                                                 43,508,253
Net gain on investments, foreign currencies and covered call options...........................                  72,125,373
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS...........................................                $117,976,679

See accompanying notes to financial statements.
14

                        EVERGREEN INCOME AND GROWTH FUND
                     (FORMERLY EVERGREEN TOTAL RETURN FUND)
(Photo of calculator)
                       STATEMENT OF CHANGES IN NET ASSETS

                                                                                                YEAR ENDED         YEAR ENDED
                                                                                             JANUARY 31, 1997   JANUARY 31, 1996
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
   Net investment income...................................................................   $   45,851,306     $   53,831,619
   Net realized gain on investment transactions and covered call options...................       28,532,778         18,456,772
   Net realized gain on foreign currency transactions......................................           84,342                 --
   Net change in unrealized appreciation of investments and foreign currencies.............       43,508,253        126,889,047
      Net increase in net assets resulting from operations.................................      117,976,679        199,177,438
DISTRIBUTIONS TO SHAREHOLDERS FROM NET INVESTMENT INCOME:
   Class A Shares..........................................................................         (379,400)          (115,623)
   Class B Shares..........................................................................       (1,152,510)          (338,493)
   Class C Shares..........................................................................          (39,024)           (10,937)
   Class Y Shares..........................................................................      (45,453,926)       (53,434,290)
      Total distributions to shareholders from net investment income.......................      (47,024,860)       (53,899,343)
FUND SHARE TRANSACTIONS:
   Proceeds from shares sold...............................................................       55,014,841         52,666,229
   Proceeds from reinvestment of distributions.............................................       41,805,502         48,433,865
   Payment for shares redeemed.............................................................     (197,670,999)      (254,625,686)
         Net decrease resulting from Fund share transactions...............................     (100,850,656)      (153,525,592)
         Net decrease in net assets........................................................      (29,898,837)        (8,247,497)
NET ASSETS:
   Beginning of year.......................................................................      934,141,275        942,388,772
   End of year (including undistributed net investment income of $1,321,369 and $2,410,572,
     respectively).........................................................................   $  904,242,438     $  934,141,275

See accompanying notes to financial statements.
                                                                              15

                        EVERGREEN INCOME AND GROWTH FUND
                     (FORMERLY EVERGREEN TOTAL RETURN FUND)
(Photo of calculator)
                              FINANCIAL HIGHLIGHTS

                                              CLASS A SHARES                            CLASS B SHARES             CLASS C SHARES
                                                              JANUARY 3,                                JANUARY 3,
                                                                 1995*                                     1995*
                                  YEAR ENDED    YEAR ENDED      THROUGH     YEAR ENDED    YEAR ENDED      THROUGH     YEAR ENDED
                                  JANUARY 31,   JANUARY 31,   JANUARY 31,   JANUARY 31,   JANUARY 31,   JANUARY 31,   JANUARY 31,
                                     1997          1996          1995          1997          1996          1995          1997
PER SHARE DATA:
Net asset value, beginning of
  period........................     $20.15        $17.28        $17.09        $20.08        $17.28        $17.09        $20.08
Income from investment
  operations:
  Net investment income.........       1.02          1.01           .02           .89           .91           .02           .87
  Net realized and unrealized
    gain on investments.........       1.67          2.94           .17          1.64          2.87           .17          1.66
    Total from investment
      operations................       2.69          3.95           .19          2.53          3.78           .19          2.53
Less distributions to
  shareholders from net
  investment income.............      (1.05)        (1.08)           --          (.92)         (.98)           --          (.92)
Net asset value, end of
  period........................    $ 21.79       $ 20.15       $ 17.28        $21.69        $20.08       $ 17.28       $ 21.69
TOTAL RETURN+...................      13.8%         23.4%          1.1%         13.0%         22.4%          1.1%         12.9%
RATIOS & SUPPLEMENTAL DATA:
Net assets, end of period
  (000's omitted)...............    $ 9,678       $ 4,412          $119       $35,323       $14,750          $599          $982
Ratios to average net assets:
  Expenses......................      1.44%         1.36%**       1.45%++       2.19%         2.11%**       2.23%++       2.19%
  Interest expense..............       .03%            --            --          .03%            --            --          .03%
  Net investment income.........      4.93%         5.39%**       4.09%++       4.17%         4.69%**       3.23%++       4.15%
Portfolio turnover rate.........       168%          138%          151%          168%          138%          151%          168%
Average commission rate paid per
  share.........................    $ .0491           N/A           N/A        $.0491           N/A           N/A       $ .0491

                                                JANUARY 3,
                                                   1995*
                                  YEAR ENDED      THROUGH
                                  JANUARY 31,   JANUARY 31,
                                     1996          1995
PER SHARE DATA:
Net asset value, beginning of
  period........................     $17.27        $17.09
Income from investment
  operations:
  Net investment income.........        .90           .01
  Net realized and unrealized
    gain on investments.........       2.89           .17
    Total from investment
      operations................       3.79           .18
Less distributions to
  shareholders from net
  investment income.............       (.98)           --
Net asset value, end of
  period........................    $ 20.08       $ 17.27
TOTAL RETURN+...................      22.4%          1.1%
RATIOS & SUPPLEMENTAL DATA:
Net assets, end of period
  (000's omitted)...............       $523           $24
Ratios to average net assets:
  Expenses......................      2.11%**       2.22%++
  Interest expense..............         --            --
  Net investment income.........      4.67%**       2.68%++
Portfolio turnover rate.........       138%          151%
Average commission rate paid per
  share.........................        N/A           N/A

*  Commencement of class operations.
+ Total return is calculated on net asset value per share for the period indicated and is not annualized. Initial sales charge or contingent deferred sales charges are not reflected.
++ Annualized.
** Net of expense reimbursements. If the Fund had borne all expenses that were assumed by the investment adviser, the annualized ratios of expenses and net investment income (loss) to average net assets, exclusive of any applicable state expense limitations, would have been the following:

                                                                                                YEAR ENDED JANUARY 31, 1996
                                                                                               CLASS A    CLASS B    CLASS C
                                                                                               SHARES     SHARES     SHARES
Expenses....................................................................................    2.50%      2.25%      13.03%
Net investment income (loss)................................................................    4.25%      4.55%      (6.25%)

See accompanying notes to financial statements.
16

                        EVERGREEN INCOME AND GROWTH FUND
                     (FORMERLY EVERGREEN TOTAL RETURN FUND)
(Photo of calculator)
                       FINANCIAL HIGHLIGHTS -- CONTINUED

                                                                                                  CLASS Y SHARES
                                                                                                                  TEN MONTHS
                                                                                      YEAR ENDED    YEAR ENDED       ENDED
                                                                                      JANUARY 31,   JANUARY 31,   JANUARY 31,
                                                                                         1997          1996          1995*
PER SHARE DATA:
Net asset value, beginning of period................................................     $20.16       $ 17.28       $ 18.29
Income (loss) from investment operations:
  Net investment income.............................................................       1.08          1.10           .87
  Net realized and unrealized gain (loss) on investments............................       1.66          2.87          (.55)
    Total from investment operations................................................       2.74          3.97           .32
Less: distributions to shareholders from:
  Net investment income.............................................................      (1.09)        (1.09)        (1.08)
  Net realized gain on investments..................................................         --            --          (.25)
      Total distributions...........................................................      (1.09)        (1.09)        (1.33)
Net asset value, end of period......................................................     $21.81       $ 20.16       $ 17.28
TOTAL RETURN+.......................................................................      14.1%         23.5%          1.9%
RATIOS & SUPPLEMENTAL DATA:
Net assets, end of period
  (in millions).....................................................................       $858          $914          $942
Ratios to average net assets:
  Expenses..........................................................................      1.18%         1.19%         1.24%++
  Interest expense..................................................................       .03%            --            --
  Net investment income.............................................................      5.14%         5.70%         5.70%++
Portfolio turnover rate.............................................................       168%          138%          151%
Average commission rate paid per share..............................................     $.0491           N/A           N/A

                                                                                        YEAR ENDED
                                                                                         MARCH 31,
                                                                                       1994     1993
PER SHARE DATA:
Net asset value, beginning of period................................................  $20.90   $18.82
Income (loss) from investment operations:
  Net investment income.............................................................    1.08     1.11
  Net realized and unrealized gain (loss) on investments............................   (1.41)    2.51
    Total from investment operations................................................    (.33)    3.62
Less: distributions to shareholders from:
  Net investment income.............................................................   (1.08)   (1.08)
  Net realized gain on investments..................................................   (1.20)    (.46)
      Total distributions...........................................................   (2.28)   (1.54)
Net asset value, end of period......................................................  $18.29   $20.90
TOTAL RETURN+.......................................................................   (2.1%)   20.2%
RATIOS & SUPPLEMENTAL DATA:
Net assets, end of period
  (in millions).....................................................................  $1,065   $1,142
Ratios to average net assets:
  Expenses..........................................................................   1.18%    1.18%
  Interest expense..................................................................      --       --
  Net investment income.............................................................   5.29%    5.65%
Portfolio turnover rate.............................................................    106%     164%
Average commission rate paid per share..............................................     N/A      N/A

*  The Fund changed its fiscal year end from March 31 to January 31.
+ Total return is calculated for the periods indicated and is not annualized. ++ Annualized.
See accompanying notes to financial statements.
                                                                              17

                         NOTES TO FINANCIAL STATEMENTS

NOTE 1 -- ORGANIZATION AND NATURE OF OPERATIONS
     The Evergreen Income and Growth Fund (the "Fund") is an open-end management company registered under the Investment Company Act of 1940, as amended (the "Act"). The Fund's investment objective is to achieve a return consisting of current income and capital appreciation. Effective January 31, 1997, the Fund's name was changed from Evergreen Total Return Fund.
NOTE 2 -- SIGNIFICANT ACCOUNTING POLICIES
     The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles.
     SECURITY VALUATIONS -- Investments in securities traded on a national securities exchange or included on the NASDAQ National Market System ("NMS") are valued at the last reported sales price. Securities traded on an exchange or NMS for which there has been no sale and securities traded in the over-the-counter market are valued at the mean between the last reported bid and asked price. Unlisted securities for which market quotations are not readily available are valued at a price quoted by one or more brokers. Debt securities (other than short term obligations) are valued on the basis of valuations provided by a pricing service. Securities for which market quotations are not readily available are valued at their respective fair value as determined in good faith by the Fund's Trustees. Short-term investments are valued at amortized cost, which approximates market value.
     SECURITY TRANSACTIONS -- Security transactions are accounted for on the date purchased or sold. Net realized gains or losses are determined on the identified cost basis.
     INVESTMENT INCOME AND EXPENSES -- Dividend income is recorded on the ex-dividend date. Interest income and expenses are accrued daily.
     INCOME TAXES -- It is the Fund's policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable net income and net realized capital gains to its shareholders. Accordingly, no provisions for Federal income or excise taxes are necessary. To the extent that realized capital gains can be offset by capital loss carryforwards, it is the Fund's policy not to distribute such gains. At January 31, 1997, the Fund had a capital loss carryover of $1,390,282 which expires on January 31, 2004.
     Currency losses incurred after October 31, within the Fund's fiscal year are deemed to arise on the first business day of the Fund's following fiscal year. The Fund has incurred and will elect to defer post October currency losses of $228,458.
     DISTRIBUTIONS TO SHAREHOLDERS -- Distributions from net investment income are distributed quarterly. Distributions from net realized capital gains on investments, if any, will be distributed at least annually. Income and capital gain distributions are determined in accordance with income tax regulations which may differ from amounts available under generally accepted accounting principles. To the extent these differences are permanent in nature, such amounts are reclassified within the components of net assets. These differences are primarily due to differing treatments for wash sales and gains and losses on currency transactions.
     As of January 31, 1997, a reclassification has been made to increase undistributed net investment income and to increase accumulated net realized loss on investments and foreign currency transactions by $84,351.
     ALLOCATION OF EXPENSES -- Expenses specifically identifiable to a class of shares are charged to that class. Investment income, net of expenses (other than class specific expenses) and realized and unrealized gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets of each class.
18

                         NOTES TO FINANCIAL STATEMENTS
NOTE 2 -- SIGNIFICANT ACCOUNTING POLICIES -- continued
     USE OF ESTIMATES -- The preparation of financial statements is in accordance with generally accepted accounting principles which requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates.
     REAL ESTATE INVESTMENT TRUSTS -- The Fund owns shares of real estate investment trusts ("REITs") which report information on the source of their distributions annually. A portion of distributions received from REITs during the year is estimated to be a return of capital and is recorded as a reduction of their cost.
NOTE 3 -- INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES INVESTMENT ADVISORY AGREEMENTS -- Pursuant to an agreement with the Fund's investment adviser, Evergreen Asset Management Corp. ("Evergreen Asset"), a wholly owned subsidiary of First Union National Bank of North Carolina ("First Union"), Evergreen Asset is entitled to an annual fee based on the Fund's average daily net assets in accordance with the following schedule:

First $750 million              1.00%
Next $250 million               0.90%
Over $1 billion                 0.80%

     Lieber & Company, an affiliate of First Union, is the investment sub-adviser to the Fund and also provides brokerage services with respect to substantially all security transactions effected on the New York or American Stock Exchanges. For transactions executed during the year ended January 31, 1997, the Fund incurred brokerage commissions of $2,835,293 with Lieber & Company. Lieber & Company is reimbursed by Evergreen Asset, at no additional expense to the Fund, for its cost of providing investment advisory services.
     ADMINISTRATION AGREEMENT -- Evergreen Asset furnishes the Fund with administrative services as part of its advisory agreement and accordingly, the Fund does not pay a separate administration fee. Through December 31, 1996 Furman Selz LLC ("Furman Selz") was the Fund's sub-administrator. Effective January 1, 1997, Bisys Group, Inc. ("Bisys") acquired Furman Selz Mutual Fund unit and accordingly, Bisys Fund Services became sub-administrator. The administration fee structure has remained unchanged. As sub-administrator, Furman Selz and Bisys provided the officers of the Fund. Furman Selz' and Bisys' fees are paid by Evergreen Asset and are not fund expenses.
     PLANS OF DISTRIBUTION -- The Fund has adopted for its Class A shares, Class B shares, and Class C shares, Distribution Plans (the "Plans") pursuant to Rule 12b-1 under the Act (see note 4). Under the terms of the Plans, the Fund may incur distribution-related and shareholder servicing expenses which may not exceed an annual fee of .75 of 1% of Class A share's average daily net assets and an annual fee of 1% of Class B and Class C share's average daily net assets. For the year ended January 31, 1997, the payments for Class A were voluntarily limited to .25 of 1% of average daily net assets.
     In connection with its Plans, the Fund has entered into a distribution agreement with Evergreen Keystone Distributor, Inc. ("EKD"), formerly Evergreen Funds Distributor, a subsidiary of Bisys, whereby the Fund will compensate EKD for its services at a rate which may not exceed an annual fee of .25 of 1% of Class A shares average daily net assets and an annual fee of 1% of Class B and Class C share's average daily net assets. A portion of the payments for Class B and C shares, up to .25 of 1% may constitute a shareholder services fee. EKD has entered into a Shareholder Services Agreement with First Union Brokerage ("FUBS"), an affiliate of First Union, whereby they will compensate FUBS for certain services provided to shareholders and/or maintenance of shareholder accounts relating to the Fund's Class B and Class C shares.
     SALES CHARGES -- EKD has advised the Fund that it has retained $20,208 from front-end sales charges resulting from sales of Class A shares during the year ended January 31, 1997.
                                                                              19

                         NOTES TO FINANCIAL STATEMENTS
NOTE 4 -- SHARES OF BENEFICIAL INTEREST
     The Fund has an unlimited number of $0.0001 par value shares of beneficial interest authorized. The shares are divided into classes which are designated Class A, Class B, Class C and Class Y shares. Class A shares are sold with a front-end sales charge of up to 4.75%. Class B shares are sold with a contingent deferred sales charge which declines from 5% to zero depending on the period of time the shares are held. Class B shares will automatically convert to Class A shares seven years after the date of purchase. Class C shares are sold with a contingent deferred sales charge of 1% during the first year after the date of purchase. Class Y shares are sold without a sales charge and are available only to investment advisory clients of First Union and its affiliates, certain institutional investors or Class Y shareholders of record of certain other funds managed by First Union and its affiliates as of December 30, 1994. The classes have identical voting, dividend, liquidation and other rights, except that Class A, Class B and Class C Shares bear distribution expenses (see Note 3) and have exclusive voting rights with respect to their distribution plans.
     Transactions in shares of beneficial interest were as follows:

                                                                          YEAR ENDED                      YEAR ENDED
                                                                       JANUARY 31, 1997                JANUARY 31, 1996
                                                                   SHARES          AMOUNT          SHARES          AMOUNT
CLASS A
Shares sold...................................................       288,739    $   5,918,321        228,841    $   4,349,310
Shares issued on reinvestment of distributions................        16,567          341,281          5,285          101,915
Shares redeemed...............................................       (80,074)      (1,646,836)       (22,041)        (423,996)
Net increase..................................................       225,232        4,612,766        212,085        4,027,229
CLASS B
Shares sold...................................................       973,616       19,899,458        719,805       13,730,445
Shares issued on reinvestment of distributions................        48,861        1,003,747         15,667          302,547
Shares redeemed...............................................      (128,458)      (2,649,792)       (35,675)        (692,877)
Net increase..................................................       894,019       18,253,413        699,797       13,340,115
CLASS C
Shares sold...................................................        33,684          684,918         24,468          469,424
Shares issued on reinvestment of distributions................         1,429           29,305            445            8,587
Shares redeemed...............................................       (15,865)        (328,507)          (262)          (4,731)
Net increase..................................................        19,248          385,716         24,651          473,280
CLASS Y
Shares sold...................................................     1,398,445       28,512,144      1,829,669       34,117,050
Shares issued on reinvestment of distributions................     1,968,663       40,431,169      2,547,340       48,020,816
Shares redeemed...............................................    (9,386,347)    (193,045,864)   (13,511,557)    (253,504,082)
Net decrease..................................................    (6,019,239)    (124,102,551)    (9,134,548)    (171,366,216)
Total net decrease resulting from
  Fund share transactions.....................................    (4,880,740)   ($100,850,656)    (8,198,015)   ($153,525,592)

NOTE 5 -- INVESTMENT TRANSACTIONS
     The cost of purchases and proceeds from sales of investments, excluding short-term securities for the year ended January 31, 1997 were $1,474,882,363 and $1,463,903,225, respectively.
20

                         NOTES TO FINANCIAL STATEMENTS
NOTE 5 -- INVESTMENT TRANSACTIONS -- continued
     The aggregate cost of investments owned at January 31, 1997 for Federal income tax purposes was $836,710,380. Gross unrealized appreciation and depreciation was $90,446,394 and $31,204,522, respectively, resulting in net unrealized appreciation for Federal income tax purposes of $59,241,872.
NOTE 6 -- FINANCING AGREEMENT
     Through July 3, 1996, the Fund had a financing agreement with its custodian, State Street Bank and Trust Company ("State Street"), which provided the Fund with a line of credit, in the aggregate amount of the lesser of $50,000,000 or 5% of the value of the Fund's net assets, to be accessed for temporary or emergency purposes. Borrowings under the line of credit bore interest at 1% above State Street's cost of funds as set periodically by State Street and were secured by securities pledged by the Fund. Effective July 3, 1996, a financing agreement was put in place with all of the Evergreen Funds ("Evergreen") and State Street. Under this agreement, State Street provided an unsecured line of credit facility, in the aggregate amount of $100 million ($50 million committed and $50 million uncommitted), to be accessed by Evergreen for temporary or emergency purposes only and is subject to each participating Fund's borrowing restrictions. Effective October 31, 1996, a new financing agreement was put in place with Evergreen and State Street, Societe Generale and ABN AMRO Bank N.V. (collectively, the "Banks"). Under this agreement, the Banks provide an unsecured credit facility in the aggregate amount of $225 million ($112.5 million committed and $112.5 million uncommitted) allocated evenly between the Banks. Borrowings under the July 3 and October 31 facilities bore interest at
 .75% per annum above the Federal Funds rate. A commitment fee of .10% per annum was incurred on the unused portion of the committed facility which was allocated to all participating funds. State Street acts as agent for the Banks, and as agent is entitled to a fee of $15,000 which is allocated to all of the Evergreen Funds. During the year ended January 31, 1997, the Fund had borrowings outstanding for 107 days under the lines of credit and incurred $220,252 in interest charges related to these borrowings. The Fund's average amount of debt outstanding during the year aggregated $11,969,533 at a weighted average interest rate of 6.28%. The Fund had no outstanding borrowings at January 31, 1997.
                                                                              21

                         NOTES TO FINANCIAL STATEMENTS
NOTE 7 -- OPTIONS WRITTEN
     The Fund is authorized to write covered call options. When the Fund writes a call option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written. When a security is sold through an exercise of an option, the related premium received is added to the proceeds of the security sold. When an option expires, the Fund realizes a gain on the option to the extent of the premium received. When the Fund enters into a closing transaction, the Fund realizes a gain or loss to the extent the cost of the closing transaction exceeds the premium received.
     Investment activity in covered call option contracts for the year ended January 31, 1997 was as follows:

                                                                             NUMBER
                                                                          OF CONTRACTS         PREMIUMS
Open option contracts written at January 31, 1996                             2,639           $  865,850
Option contracts written                                                        750              145,755
Option contracts closed                                                      (3,389)          (1,011,605)
Open option contracts written at January 31, 1997                                 0                    0

NOTE 8 -- DEFERRED TRUSTEE'S FEES
     Each Trustee may defer any or all compensation related to performance of duties as a Trustee of the Fund. Each Trustee's deferred balances are allocated to deferral accounts which are included in the Fund's accrued expenses. Any gains earned or losses incurred in the deferral accounts are reported in the Trustee's fees and expenses. Trustees will be paid either in one lump sum or in quarterly installments for up to ten years at their election, not earlier then either the year in which the Trustee ceases to be a member of the Board of Trustees or January 1, 2000. As of January 31, 1997, Trustees had deferred $44,237.
22

                       REPORT OF INDEPENDENT ACCOUNTANTS
TO THE BOARD OF TRUSTEES AND SHAREHOLDERS OF
EVERGREEN INCOME AND GROWTH FUND
(formerly known as Evergreen Total Return Fund):
     In our opinion, the accompanying Statement of Assets and Liabilities, including the Statement of Investments, and the related Statements of Operations and of Changes in Net Assets and the Financial Highlights present fairly, in all material respects, the financial position of Evergreen Income and Growth Fund (formerly known as Evergreen Total Return Fund, the "Fund"), at January 31, 1997, and the results of its operations, the changes in its net assets, and the financial highlights for the year then ended, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at January 31, 1997 by correspondence with the custodian and brokers and the application of alternative auditing procedures where confirmations from brokers were not received, provides a reasonable basis for the opinion expressed above. The Statement of Changes in Net Assets for the year ended January 31, 1996 and the financial highlights for the year ended January 31, 1996, the period ended January 31, 1995, and the two year period ended March 31, 1993 were audited by other independent accountants, whose opinion, dated March 21, 1996, were unqualified.
PRICE WATERHOUSE LLP
1177 Avenue of the Americas
New York NY 10036
March 24, 1997
                                                                              23

                      (This Page Left Blank Intentionally)

                             TRUSTEES AND OFFICERS

                              TRUSTEES:

                              Laurence B. Ashkin

                              Foster Bam

                              James S. Howell, Chairman

                              Robert J. Jeffries+

                              Gerald M. McDonnell

                              Thomas L. McVerry

                              William W. Pettit

                              Russell A. Salton, III M.D.

                              Michael S. Scofield

                              OFFICERS:

                              John J. Pileggi
                              President and Treasurer

                              George O. Martinez
                              Secretary

                              Sheryl Hirschfeld
                              Assistant Secretary

                              Stephen W. St. Clair
                              Assistant Treasurer

                              + Trustee Emeritus

                FEDERAL INCOME TAX STATUS OF DIVIDENDS (UNAUDITED)
        For corporate taxpayers 88.57% of the ordinary income distributions paid during the fiscal year ended January 31, 1997 qualified for corporate dividends received deduction.

This brochure must be preceeded or accompanied by a prospectus for Evergreen Income and Growth Fund. The prospectus contains more complete information, including fees and expenses, and should be read carefully before investing or sending money.

                        NOT      May lose value
                       FDIC      No bank guarantee
                      INSURED

                      Evergreen Keystone Distributor, Inc.

Evergreen Keystone(SM) is a Service Mark of Evergreen Keystone Investment Services, Inc. Copyright 1997.

47822                                                                  540709
                                                                         3/97